                                                                 Exhibit 10.3






                            BLUESTONE SOFTWARE, INC.

                       EMPLOYEE CONFIDENTIALITY AGREEMENT


Recognizing that the success of Bluestone Software, Inc., a Delaware corporation (the "Company"), depends, in part, on the protection of trade secrets, innovations, formulae, software, algorithms and information held or utilized by the Company, and recognizing that during my employment I may have access or contribute to such matters, and in consideration of my employment by the Company and intending to be legally bound by this Agreement, I agree to the following:

                  1. During and after my employment, without the prior written consent of an officer of the Company, I will not disclose or use for my direct or indirect benefit or the direct or indirect benefit of a third party, and I will use my best efforts to maintain, the confidentiality of all confidential information that I acquire because of my employment. In general, "confidential information" means: any information that the Company treats as confidential, including, but not limited to, any information relating to research, processes, inventions, products, methods, formulae, algorithms, computer codes or instructions (including source and object code and related documentation), all computer inputs and outputs (regardless of the media on which stored or located), computer processing systems or techniques, concepts, layouts, flowcharts, specifications, know-how, user or service manuals or other like textual materials, software, documentation, equipment, costs, customer lists, customer leads, compensation records and plans, business studies, business procedures, and finances, the identities of customers, contractors or suppliers and prospective customers, contractors or suppliers; the terms of contracts or agreements with customers, contractors or suppliers; any information relating to the Company's relationship with actual or prospective customers, contractors or suppliers and the needs and requirements of, and the Company's course of dealing with, any such actual or prospective customers, contractors or suppliers; any personnel information; any customer or vendor credit information; any other materials prepared by me in the course of, relating to or arising out of my employment by the Company, or prepared by any other Company employee or contractor for the Company or its customers; and any other materials that have not been made available to the general public. Failure to mark any of the confidential information as confidential or proprietary will not affect its status as confidential information under the terms of this Agreement. I acknowledge that Confidential Information may include both information owned by the Company and information disclosed to the Company by the customers of the Company on a confidential basis. During and after my employment by the Company, I will not disclose the Confidential Information of one customer to any other customer of the Company, without the prior written consent of an officer of the Company, and will comply with all of the internal policies and procedures of the Company with respect to the use of Confidential Information of customers.

                  2. During and after my employment, I will not remove from the Company's offices or premises any documents, records, notebooks, files, correspondence, reports, memoranda, computer tapes, computer disks or similar materials of or containing information of the type identified in the preceding paragraph, or other materials or property of the Company of any kind (collectively, "Materials"), unless necessary in accordance with my duties and responsibilities of employment by the Company. In the event that I remove any Materials, I will return such Materials to their proper files or places of safekeeping as promptly as possible after the removal has served its specific purpose. Except as may be necessary in the discharge of my assigned duties, I will not make, retain, remove or distribute any copies of any of such Materials for any reason whatsoever and I will not divulge to any third person the nature or contents of any of such Materials or of any other oral or written information. Upon the termination of my employment with the Company, I will return to the Company all originals and copies of such Materials then in my possession, whether prepared by me or by others. If, at any time after such termination, I become aware that any such originals, copies or extracts of the foregoing are in my possession, then I will immediately surrender the possession thereof to the Company.

                  3. I acknowledge that any and all writings, documents, inventions, discoveries, computer programs or instructions (whether in source code, object code, or any other form), algorithms, formulae, plans, customer lists, memoranda, tests, research, designs, specifications, models, data, diagrams, flow charts, overhead foils, instructional guides, and/or techniques (whether reduced to written form or otherwise) that I make, conceive, discover, or develop, either solely or jointly with any other person, at any time during the term of my employment, whether during working hours or at the Company's facility or at any other time or location, and whether upon the request or suggestion of the Company or otherwise, that relate to or are useful in any way in connection with any business carried on or contemplated by the Company (collectively, the "Intellectual Work Product") will be the sole and exclusive property of the Company. I will promptly and fully disclose all the Intellectual Work Product to the Company, and I will have no claim for additional compensation for the Intellectual Work Product.

                  4. I acknowledge that all Intellectual Work Product that is copyrightable will be considered a work made for hire under United States Copyright Law. To the extent that any copyrightable Intellectual Work Product may not be considered a work made for hire under the applicable provisions of the copyright law, or to the extent that, notwithstanding the foregoing provisions, I may retain an interest in any Intellectual Work Product that is not copyrightable, I hereby irrevocably assign and transfer to the Company any and all right, title, or interest that I may have in the Intellectual Work Product under copyright, patent, trade secret and trademark law, in perpetuity or for the longest period otherwise permitted by law, without the necessity of further consideration. The Company will be entitled to obtain and hold in its own name all copyrights, patents, trade secrets and trademarks with respect thereto.

                  5. At the sole request and expense of the Company, either before or after the termination of my employment, I will assist the Company in acquiring and maintaining copyright, patent, trade secret and trademark protection upon, and confirming its title to, such Intellectual Work Product. My assistance will include signing all applications for copyrights and patents and other documents, cooperating in legal proceedings and taking any other steps considered desirable by the Company.

                  6. In the event the Company is unable after reasonable effort to secure my signature on any of the documents referenced in Paragraph 5 above, whether because of my physical or mental incapacity or for any other reason whatsoever, then I hereby irrevocably designate and appoint the Company and its duly authorized officers and agents as my agent and attorney-in-fact, to act for and in my behalf and stead to execute and file any such documents and to do all other lawfully permitted acts to further the prosecution and issuance of any such trade secret, patent, copyright, trademark, or other analogous protection, with the same legal force and effect as if executed by me.

                  7. During the period of my employment by the Company and for a period of one (1) year thereafter, I will not, directly or indirectly, perform any services within the scope of or similar to the services performed by me under this Agreement for or on behalf of any business that (i) designs, develops, markets, supports and sells Internet or intranet software development tools and related products and services, and (ii) is competitive with any business conducted by the Company. During the period of my employment by the Company for a period of one (1) year thereafter, I will not, directly or indirectly, contact, solicit, call on, or otherwise deal in any way with any customer, vendor or contractor with whom the Company shall have dealt at any time during the period of my performance of services to the Company, for a purpose which is competitive with the business of the Company, or influence or attempt to influence any customer, vendor or contractor of the Company to terminate or modify any written or oral agreement or course of dealing with the Company. For the one (1) year period immediately following the termination of my employment with the Company, I will not, directly or indirectly, employ, engage or retain, or arrange to have any other person or entity employ, engage or retain any person who is an employee, contractor, consultant or agent of the Company or shall have been employed, engaged or retained by the Company as an employee, contractor, consultant or agent at any time during the one (1) year period preceding the date upon which my employment with the Company is terminated; additionally, I will not, directly or indirectly, influence or attempt to influence any such person to terminate or modify his or her employment arrangement or engagement with the Company.

                  8. If the Company provides me with travel advances or other advances of expenses in connection with my employment, I will make a prompt settlement of all such advances after completion of the travel and other activities. If I owe any money to the Company at the time of termination of employment, then it may be deducted from any money otherwise owed to me by the Company.

                  9. I will devote my full time and effort to my employment and will at all times act and perform the duties of my employment with honesty, integrity, good faith, responsibility, and I will comply with all rules, regulations and policies of the Company.

                  10. I am not subject to any other agreement that I will violate by signing this Agreement or which prevents me from disclosing confidential information. I agree to disclose the existence and terms of this Agreement to any employer for which I may work during the term of this Agreement (which employment is not hereby authorized) or after the termination of my employment at the Company.

                  11. This Agreement constitutes the complete agreement between the Company and me and supersedes all prior agreements, oral or written including without limitation, any employment agreements between me and the Company, and any other communication relating to the subject matter of this Agreement. This Agreement may not be amended or modified except in writing and will be governed by the laws of the State of New Jersey without regard to conflicts of law principles. If any provision or portion of any provision of this Agreement shall be determined to be void, invalid or unenforceable for any reason, then the validity and enforceability of the remaining provisions or portions of provisions will not be affected. The Company may assign this Agreement to, and this Agreement will bind and inure to the benefit of, any parent, subsidiary, affiliate or successor of the Company. I acknowledge that this Agreement is not assignable by me. Except as otherwise provided by the immediately subsequent sentence of this provision, I agree that any suit, action or other legal proceeding arising out of or relating to this Agreement, including, but not limited to, any action commenced by the Company for preliminary or permanent injunctive or other equitable relief, will be instituted in the United States District Court for the District of New Jersey, or if such court does not have or will not accept jurisdiction, in any court of general jurisdiction in Burlington County, New Jersey, and I consent and submit to the personal and exclusive jurisdiction of such courts in any such suit, action or proceeding. This provision shall not prevent the Company from seeking to enforce this Agreement in any other court of competent jurisdiction. I agree that service of process upon me may be effected by certified mail or by any other means permitted by law, and I waive any objection which I may have to the laying of venue of any such suit, action or proceeding in any such court and any claim or defense of inconvenient forum. If an action at law or in equity is necessary to enforce or interpret the terms of this Agreement, then the prevailing party shall be entitled to recover, in addition to any other relief, reasonable attorneys' fees, costs and disbursements.

                  12. I acknowledge that it is impossible to measure fully in monetary damages the injury that will be caused to the Company in the event of a breach or threatened breach of this Agreement, and I waive the claim or defense that the Company has an adequate remedy at law. I will not, in any action or proceeding to enforce the provisions of this Agreement, assert the claim or defense that such a remedy at law exists. The Company will be entitled to injunctive relief to enforce the provisions of this Agreement, without prejudice to any other remedies the Company may have at law or in equity.

                  13. I acknowledge that this Agreement does not constitute a right to continued employment and my employment by the Company may be terminated by the Company at any time, with or without cause.

Witness:                                    Agreed and Accepted:


Signature:                                  Signature:
          ----------------------------                --------------------------
             Company Representative
                                            Name:
                                                 -------------------------------

                                            Date:
                                                 -------------------------------

                            BLUESTONE SOFTWARE, INC.

                       EMPLOYEE CONFIDENTIALITY AGREEMENT


Recognizing that the success of Bluestone Software, Inc., a Delaware corporation (the "Company"), depends, in part, on the protection of trade secrets, innovations, formulae, software, algorithms and information held or utilized by the Company, and recognizing that during my employment I may have access or contribute to such matters, and in consideration of my employment by the Company and intending to be legally bound by this Agreement, I agree to the following:

         1. During and after my employment, without the prior written consent of an officer of the Company, I will not disclose or use for my direct or indirect benefit or the direct or indirect benefit of a third party, and I will use my best efforts to maintain, the confidentiality of all confidential information that I acquire because of my employment. In general, "confidential information" means: any information that the Company treats as confidential, including, but not limited to, any information relating to research, processes, inventions, products, methods, formulae, algorithms, computer codes or instructions (including source and object code and related documentation), all computer inputs and outputs (regardless of the media on which stored or located), computer processing systems or techniques, concepts, layouts, flowcharts, specifications, know-how, user or service manuals or other like textual materials, software, documentation, equipment, costs, customer lists, customer leads, compensation records and plans, business studies, business procedures, and finances, the identities of customers, contractors or suppliers and prospective customers, contractors or suppliers; the terms of contracts or agreements with customers, contractors or suppliers; any information relating to the Company's relationship with actual or prospective customers, contractors or suppliers and the needs and requirements of, and the Company's course of dealing with, any such actual or prospective customers, contractors or suppliers; any personnel information; any customer or vendor credit information; any other materials prepared by me in the course of, relating to or arising out of my employment by the Company, or prepared by any other Company employee or contractor for the Company or its customers; and any other materials that have not been made available to the general public. Failure to mark any of the confidential information as confidential or proprietary will not affect its status as confidential information under the terms of this Agreement. I acknowledge that Confidential Information may include both information owned by the Company and information disclosed to the Company by the customers of the Company on a confidential basis. During and after my employment by the Company, I will not disclose the Confidential Information of one customer to any other customer of the Company, without the prior written consent of an officer of the Company, and will comply with all of the internal policies and procedures of the Company with respect to the use of Confidential Information of customers.

         2. During and after my employment, I will not remove from the Company's offices or premises any documents, records, notebooks, files, correspondence, reports, memoranda, computer tapes, computer disks or similar materials of or containing information of the type identified in the preceding paragraph, or other materials or property of the Company of any kind (collectively,

"Materials"), unless necessary in accordance with my duties and responsibilities of employment by the Company. In the event that I remove any Materials, I will return such Materials to their proper files or places of safekeeping as promptly as possible after the removal has served its specific purpose. Except as may be necessary in the discharge of my assigned duties, I will not make, retain, remove or distribute any copies of any of such Materials for any reason whatsoever and I will not divulge to any third person the nature or contents of any of such Materials or of any other oral or written information. Upon the termination of my employment with the Company, I will return to the Company all originals and copies of such Materials then in my possession, whether prepared by me or by others. If, at any time after such termination, I become aware that any such originals, copies or extracts of the foregoing are in my possession, then I will immediately surrender the possession thereof to the Company.

         3. I acknowledge that any and all writings, documents, inventions, discoveries, computer programs or instructions (whether in source code, object code, or any other form), algorithms, formulae, plans, customer lists, memoranda, tests, research, designs, specifications, models, data, diagrams, flow charts, overhead foils, instructional guides, and/or techniques (whether reduced to written form or otherwise) that I make, conceive, discover, or develop, either solely or jointly with any other person, at any time during the term of my employment, whether during working hours or at the Company's facility or at any other time or location, and whether upon the request or suggestion of the Company or otherwise, that relate to or are useful in any way in connection with any business carried on or contemplated by the Company (collectively, the "Intellectual Work Product") will be the sole and exclusive property of the Company. I will promptly and fully disclose all the Intellectual Work Product to the Company, and I will have no claim for additional compensation for the Intellectual Work Product.

         4. I acknowledge that all Intellectual Work Product that is copyrightable will be considered a work made for hire under United States Copyright Law. To the extent that any copyrightable Intellectual Work Product may not be considered a work made for hire under the applicable provisions of the copyright law, or to the extent that, notwithstanding the foregoing provisions, I may retain an interest in any Intellectual Work Product that is not copyrightable, I hereby irrevocably assign and transfer to the Company any and all right, title, or interest that I may have in the Intellectual Work Product under copyright, patent, trade secret and trademark law, in perpetuity or for the longest period otherwise permitted by law, without the necessity of further consideration. The Company will be entitled to obtain and hold in its own name all copyrights, patents, trade secrets and trademarks with respect thereto.

         5. At the sole request and expense of the Company, either before or after the termination of my employment, I will assist the Company in acquiring and maintaining copyright, patent, trade secret and trademark protection upon, and confirming its title to, such Intellectual Work Product. My assistance will include signing all applications for copyrights and patents and other documents, cooperating in legal proceedings and taking any other steps considered desirable by the Company.

         6. In the event the Company is unable after reasonable effort to secure my signature on any of the documents referenced in Paragraph 5 above, whether because of my physical or mental incapacity or for any other reason whatsoever, then I hereby irrevocably designate and appoint the

Company and its duly authorized officers and agents as my agent and attorney-in-fact, to act for and in my behalf and stead to execute and file any such documents and to do all other lawfully permitted acts to further the prosecution and issuance of any such trade secret, patent, copyright, trademark, or other analogous protection, with the same legal force and effect as if executed by me.

         7. For the one (1) year period immediately following the termination of my employment with the Company, I will not, directly or indirectly, employ, engage or retain, or arrange to have any other person or entity employ, engage or retain any person who is an employee, contractor, consultant or agent of the Company or shall have been employed, engaged or retained by the Company as an employee, contractor, consultant or agent at any time during the one (1) year period preceding the date upon which my employment with the Company is terminated; additionally, I will not, directly or indirectly, influence or attempt to influence any such person to terminate or modify his or her employment arrangement or engagement with the Company.

         8. If the Company provides me with travel advances or other advances of expenses in connection with my employment, I will make a prompt settlement of all such advances after completion of the travel and other activities. If I owe any money to the Company at the time of termination of employment, then it may be deducted from any money otherwise owed to me by the Company.

         9. I will devote my full time and effort to my employment and will at all times act and perform the duties of my employment with honesty, integrity, good faith, responsibility, and I will comply with all rules, regulations and policies of the Company.

         10. I am not subject to any other agreement that I will violate by signing this Agreement or which prevents me from disclosing confidential information. I agree to disclose the existence and terms of this Agreement to any employer for which I may work during the term of this Agreement (which employment is not hereby authorized) or after the termination of my employment at the Company.

         11. This Agreement constitutes the complete agreement between the Company and me and supersedes all prior agreements, oral or written including without limitation, any employment agreements between me and the Company, and any other communication relating to the subject matter of this Agreement. This Agreement may not be amended or modified except in writing and will be governed by the laws of the State of New Jersey without regard to conflicts of law principles. If any provision or portion of any provision of this Agreement shall be determined to be void, invalid or unenforceable for any reason, then the validity and enforceability of the remaining provisions or portions of provisions will not be affected. The Company may assign this Agreement to, and this Agreement will bind and inure to the benefit of, any parent, subsidiary, affiliate or successor of the Company. I acknowledge that this Agreement is not assignable by me. Except as otherwise provided by the immediately subsequent sentence of this provision, I agree that any suit, action or other legal proceeding arising out of or relating to this Agreement, including, but not limited to, any action commenced by the Company for preliminary or permanent injunctive or other equitable relief, will be instituted in the United States District Court for the District of New Jersey, or if such court does not have or will not accept jurisdiction, in any court of general jurisdiction in Burlington

County, New Jersey, and I consent and submit to the personal and exclusive jurisdiction of such courts in any such suit, action or proceeding. This provision shall not prevent the Company from seeking to enforce this Agreement in any other court of competent jurisdiction. I agree that service of process upon me may be effected by certified mail or by any other means permitted by law, and I waive any objection which I may have to the laying of venue of any such suit, action or proceeding in any such court and any claim or defense of inconvenient forum. If an action at law or in equity is necessary to enforce or interpret the terms of this Agreement, then the prevailing party shall be entitled to recover, in addition to any other relief, reasonable attorneys' fees, costs and disbursements.

         12. I acknowledge that it is impossible to measure fully in monetary damages the injury that will be caused to the Company in the event of a breach or threatened breach of this Agreement, and I waive the claim or defense that the Company has an adequate remedy at law. I will not, in any action or proceeding to enforce the provisions of this Agreement, assert the claim or defense that such a remedy at law exists. The Company will be entitled to injunctive relief to enforce the provisions of this Agreement, without prejudice to any other remedies the Company may have at law or in equity.


         13. I acknowledge that this Agreement does not constitute a right to continued employment and my employment by the Company may be terminated by the Company at any time, with or without cause.

Witness:                                      Agreed and Accepted:


Signature:                                    Signature:
          ----------------------------                  ------------------------
             Company Representative
                                              Name:
                                                   -----------------------------

                                              Date:
                                                   -----------------------------